UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 11, 2008

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

2900 Eisenhower Avenue, Suite 300, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

On September 11, 2008, AvalonBay Communities, Inc. (“AvalonBay”) announced that it will call for redemption all outstanding shares of its 8.70% Series H Cumulative Redeemable Preferred Stock (“Series H Preferred Stock”) (AVB PrH – CUSIP No. 053484705) on October 15, 2008 at a price of $25.00 per share, plus $0.1752 per share in accrued and unpaid dividends to the redemption date, for an aggregate redemption price of $25.1752 per share of Series H Preferred Stock.

A press release announcing the redemption of the Series H Preferred Stock is attached as Exhibit 99.1.

ITEM 9.01             Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.	Description

99.1	Press Release of AvalonBay Communities, Inc. dated September 11, 2008. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

	By:	/s/ Thomas J. Sargeant
	Name:	Thomas J. Sargeant
	Title:	Chief Financial Officer

Date: September 11, 2008

ITEM 9.01             Financial Statements and Exhibits

(c)   Exhibits.

Exhibit No.	Description

99.1	Press Release of AvalonBay Communities, Inc. dated September 11, 2008. (Filed herewith)